UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Peter V. Bonanno, Esq.	Geoffrey R.T. Kenyon, Esq.
Goldman, Sachs & Co.	Dechert LLP
200 West Street	200 Clarendon Street
New York, New York 10282	27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2012

Fundamental International Equity Funds
Concentrated International Equity International Small Cap Strategic International Equity

Goldman Sachs Fundamental International

Equity Funds

■	CONCENTRATED INTERNATIONAL EQUITY

■	INTERNATIONAL SMALL CAP

■	STRATEGIC INTERNATIONAL EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	3

Portfolio Management Discussions and Performance Summaries	5

Schedule of Investments	23

Financial Statements	30

Financial Highlights	34

Notes to the Financial Statements	40

Other Information	52

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Concentrated International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. Because the Fund may invest heavily in specific countries or regions, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those countries or regions.

The Goldman Sachs International Small Cap Fund invests primarily in a diversified portfolio of equity investments in non-U.S. small-capitalization companies. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Goldman Sachs Strategic International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

What Differentiates Goldman Sachs’ Fundamental

International Equity Investment Process?

Goldman Sachs’ Fundamental International Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by research teams working together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to identify its best investment ideas.

■	Fundamental research teams based on the ground in London, Melbourne, Hong Kong, Mumbai, Sao Paulo, Seoul, Shanghai, Singapore and Tokyo focus on long-term business and management quality

■	Analysts collaborate regularly to leverage regional and industry-specific research and insights

■	Global perspective is informed by local market expertise

■	A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

■	Team of experienced Research Analysts is regionally aligned and has sector expertise

■	Team leverages the research of the approximately 55+ regional investment professionals

■	Decision-making process is informed by active participation in the global research process

■	Security selections are aligned with level of investment conviction

■	Risk monitoring considers whether investment and other risks to the Funds are intended and justified

■	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

International equity portfolios that strive to offer:

■	Access to markets across the world

■	Disciplined approach to stock selection

■	Optimal risk/return profiles

MARKET REVIEW

Goldman Sachs Fundamental Equity

International Funds

Market Review

Overall, international equities advanced during the six-month period ended April 30, 2012 (the “Reporting Period”). The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (net, unhedged) (the “MSCI EAFE Index”) posted a return of 2.44%.* The modest gains reflect shifting investor sentiment during the Reporting Period, primarily toward the European sovereign debt crisis and global economic growth prospects.

International equities retreated during the last two months of 2011, as Europe’s sovereign debt crisis worsened. The euro’s depreciation against the U.S. dollar further weakened returns as measured in U.S. dollars. During these two months, the Greek and Italian governments were replaced by technocrats; credit conditions for banks tightened; and yields on Italian and Spanish government debt hovered near unsustainable levels. Japanese equities generally lagged the broader international equity market despite the announcement that its economy grew at an annualized pace of 6% during the third quarter of 2011.

The international equity markets then rallied broadly in January, led by many of the worst performing sectors in 2011. Gains extended through March 2012 amidst growing optimism that the U.S. economy was recovering and that Europe might eventually be able to stem its sovereign debt crisis. Despite widespread downgrades of sovereign debt by Standard & Poor’s, European equity markets reflected improved sentiment that a widespread financial crisis would be averted through liquidity provided by the European Central Bank’s longer-term refinancing operation (“LTRO”) and the proposal of a “fiscal compact” for the European Monetary Union. The international equity market retreated in April amidst questions about the strength of the U.S. economic recovery and increasing political uncertainty in Europe. Japanese equities rose as the yen weakened significantly late in the Reporting Period, following the Bank of Japan’s surprise monetary policy easing in the form of increased asset purchases.

For the Reporting Period overall, the European peripheral countries significantly underperformed the MSCI EAFE Index. Sector performance varied widely. The telecommunication services, utilities and information technology sectors declined during the Reporting Period, while all other sectors gained, led by consumer discretionary, consumer staples and health care.

Looking Ahead

Virtually all agree that international equity performance will continue to be heavily influenced by the European sovereign debt crisis during the months ahead. There is an extraordinarily wide range of possible outcomes, only one of which being the potential break-up of the European Monetary Union, which would, in our view, mean significant risk to international equity investment portfolios. Until a resolution is found, the underlying factors causing the sovereign debt crisis will likely continue to make it difficult for investors to assess risks with confidence, thereby hindering equity market performance. On the other hand, resolution of the sovereign debt crisis would likely lift European and global equities broadly. We do believe that a solution will ultimately emerge, but the process may well take time.

*All	index returns are expressed in U.S. dollar terms.

MARKET REVIEW

Our challenge as investors is to seek ways in which we can take advantage of this opportunity of market uncertainty without taking undue risk. For example, we believe a number of high quality cyclical stocks were trading at discounted valuations at the end of the Reporting Period simply because they are based in Europe. At the same time, we found financial stocks, particularly banks, to have too much inherent risk at the end of the Reporting Period despite their potential for significant outperformance on news of a crisis resolution. Additionally, stocks in many traditionally defensive industries were trading at the end of the Reporting Period at valuations we believed did not offer a compelling reward for risk and could actually see declines should a European plan emerge.

In our view, an improving global economy should help support international corporate earnings during the months ahead, as most regions are anticipated to benefit from strong export trends. Even in Europe, more than half of corporate revenues came from outside of Europe and the U.K. during the Reporting Period. We expect a rebound in Japanese corporate earnings and economic growth in calendar 2012 as issues from 2011 — the Tohoku earthquake and tsunami, the floods in Thailand and the record high levels of the yen — recede. In addition, we believe the 12 trillion yen fiscal stimulus package initiated by the Bank of Japan, the second largest such package in Japan’s history, should promote reconstruction demand in Tohoku and boost Japan’s overall economic growth. Furthermore, following the Tohoku earthquake, many Japanese companies began to expand their overseas business more rapidly through local production and through mergers and acquisitions. We believe this international expansion strategy should benefit many Japanese companies, as they seek to build market share in the faster growing Asian markets.

Given this view, we believe individual company performance — that is, picking the right stocks — will continue to be critical to generating returns in a more challenging international equity market environment. Corporate profit margins in many international regions were at historically high levels during the Reporting Period, which was a concern to us in 2011 and remains a risk for 2012. With this in mind, we intend to seek companies that we believe have the ability to sustain, or possibly increase, their profit margins through unique business models, market share gains or other opportunities. As fundamental equity investors, we expect to be looking for companies that may be currently misunderstood or mispriced by the market — such as those judged solely because of their European domicile — but that have what we consider to be unique opportunities to grow their businesses, capture market share and/or sustain profit margins. As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

PORTFOLIO RESULTS

Concentrated International Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs Concentrated International Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 5.17%, 4.82%, 4.78%, 5.45%, 5.18% and 5.29%, respectively. These returns compare to the 2.44% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index (net, unhedged, with dividends reinvested) (the “MSCI Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s outperformance of the MSCI Index during the Reporting Period can be primarily attributed to individual stock selection. In addition, payments received by the Fund relating to a regulatory settlement that the Fund was authorized to participate in also contributed to performance.

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the MSCI Index during the Reporting Period were Scania, Nokian Renkaat and UCB.

The Fund’s holding in Swedish truck manufacturer Scania was the greatest contributor to its relative performance during the Reporting Period. Shares of the company increased particularly strongly in the first quarter of 2012 after the market was buoyed by comments from its Chief Executive Officer, highlighting that he thought demand for trucks had troughed in January and so would hopefully begin to improve.

Finnish winter tire manufacturer Nokian Renkaat performed particularly well after the company announced strong results with better than expected guidance for 2012. Russian car sales were strong during the Reporting Period, which proved to be a good leading indicator for Nokian Renkaat tire demand.
The Fund’s position in Belgium-based biopharmaceutical manufacturing company UCB performed well, as the company’s share price gradually increased during the first quarter of 2012. While there were no specific company news items that drove its share price up during the Reporting Period, we believe the share price increase showed that investors have started to look at the growth prospects of UCB. In our view, 2013 should be the trough year for the company, and the company should subsequently see sustainable double-digit growth driven by an attractive product pipeline.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The biggest detractors from Fund performance relative to the MSCI Index during the Reporting Period were Nintendo, EDF and Nippon Paper Group.

Japanese consumer electronics company Nintendo was the biggest detractor from the Fund’s results during the Reporting Period. Shares of Nintendo lagged primarily because of a weaker outlook for its new handheld game platform “3DS.” Company management had commented that Nintendo’s profits should recover during the next year as hardware cost reduction efforts proceed. However, such a recovery looked weaker than expected given the company’s recent sales trends, especially in the U.S. and Europe.

Shares of French energy company EDF were challenged in the run up to the French elections and in anticipation of the possibility of a Socialist party win. EDF’s share price was also hampered at the start of 2012 after reports that the company would have to invest approximately 10 billion euros in safety improvements following a review by the French nuclear safety regulator. We believe the market overreacted, and the outcome for EDF, regardless of who wins the French elections, will likely not be as bad as implied by its share price at the end of the Reporting Period. Indeed, at the end of the Reporting Period, we continued to like the company and believed that EDF should continue to improve its operational efficiency and produce higher nuclear output. We therefore sought to take advantage of the recent weakness in EDF’s share price to add to the Fund’s position in the company.

PORTFOLIO RESULTS

Japan-based paper manufacturing business Nippon Paper Group disappointed due mainly to a downward revision in its earnings forecast. The share price of its equity method affiliate in China, Lee & Man Paper Manufacturing, sharply declined after Nippon Paper Group increased its stake in the company in August 2011. In turn, such a share price decline forced Nippon Paper Group to post the impairment loss of Lee & Man Paper Manufacturing in its first half results announcement. Given that Nippon Paper Group had been a strong performer earlier in 2011, this negative news gave investors the opportunity to take profits.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most to the Fund’s performance relative to the MSCI Index were financials, telecommunication services and consumer discretionary, due primarily to effective stock selection in each. The Fund’s underweighted allocation to the telecommunication services sector, which lagged the MSCI Index, also contributed positively to the Fund’s performance during the Reporting Period.

The biggest detractors from the Fund’s relative results during the Reporting Period were information technology, materials and utilities, where stock selection in each of these sectors weighed negatively on performance. It is worth noting that the Fund’s underweighted positioning in the materials sector, which lagged the MSCI Index, actually contributed positively to relative returns, but this was more than offset by the detracting effect of stock selection within the sector.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI Index. This effect may be even more pronounced in a concentrated portfolio or in countries that represent only a modest proportion of the MSCI Index.

That said, effective stock selection and the Fund’s overall positioning in Spain, Finland and France contributed most positively to its returns relative to the MSCI Index. The countries that detracted most from the Fund’s performance during the Reporting Period were Hong Kong, the Netherlands and the Czech Republic. Stock selection in Hong Kong and the Netherlands and the Fund’s positioning in Hong Kong and the Czech Republic weighed negatively on performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures on an opportunistic basis, to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we purchased Sumitomo Mitsui Financial Group, BP and Deutsche Bank for the Fund, as we believed these are quality companies with attractive valuations.

We initiated a Fund position in Japanese financial company Sumitomo Mitsui Financial Group during the Reporting Period. The performance of the financial sector was bolstered by the European Central Bank’s December announcement regarding additional enhanced credit support measures implemented to support bank lending and liquidity in the euro area money market. We also liked the stock as we expected solid third quarter results and share buybacks to further buoy the banking industry.

We decided to establish a Fund position in U.K.-based integrated oil company BP based on its attractive relative valuation, expectations for positive earnings revisions and strong cash flow generation. Furthermore, we thought the risk of further Macondo provisioning requirements was reducing and thus that the company may possibly turn out to be over-provisioned. That is, BP has set aside a certain amount of finances to provide for ultimate fines, penalties and economic compensation related to its role in the Macondo oil well spill, to be determined upon conclusion of a trial that may still last for years to come. Macondo is the well involved in the disastrous Gulf of Mexico oil spill in 2010.

During the first quarter of 2012, we initiated a Fund position in one of Europe’s largest investment banks, Deutsche Bank. The investment bank is broadly diversified, and we believe the company should benefit from an anticipated recovery in investment banking activities should markets stabilize and confidence return.

During the Reporting Period, we sold out of the Fund’s positions in Nissan Motor, Mitsubishi UFJ Financial Group and Admiral Group.

PORTFOLIO RESULT

We eliminated the Fund’s positions in Japanese vehicle, forklift and marine product manufacturer Nissan Motor and Japanese financial services company Mitsubishi UFJ Financial Group and used the proceeds to invest in stocks we believed offered higher upside potential and what we considered to be better risk/reward opportunities.

U.K. auto insurance company Admiral Group’s share price performed well during the first quarter of 2012, recovering from lows experienced toward the end of 2011. We decided to sell out of this name after such strong performance as we saw greater potential upside in other insurance companies.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or industry bets. That said, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to the United Kingdom, Switzerland and Sweden and less exposure to the Netherlands, Australia and Hong Kong relative to the MSCI Index. At the end of the Reporting Period, the Fund held neutral positions relative to the MSCI Index in several countries, most notably Greece.

From a sector allocation perspective, the Fund had significant overweight positions relative to the MSCI Index in health care, information technology, industrials and energy at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI Index in consumer discretionary, materials, consumer staples and telecommunication services and rather neutral positions relative to the MSCI Index in utilities and financials.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

Concentrated International Equity Fund

as of April 30, 2012

PERFORMANCE REVIEW
November 1, 2011–April 30, 2012	Fund Total Return (based on NAV)[1]	MSCI EAFE (Net) Index (unhedged)[2]
Class A	5.17%	2.44%
Class B	4.82	2.44
Class C	4.78	2.44
Institutional	5.45	2.44
Service	5.18	2.44
Class IR	5.29	2.44

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The MSCI EAFE Index (net, unhedged, with dividends reinvested) is a market capitalization- weighted composite of securities in 22 developed markets. The Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-13.94%	-6.84%	1.92%	3.87%	12/01/92
Class B	-14.13	-6.85	1.92	2.15	5/01/96
Class C	-10.53	-6.49	1.78	0.64	8/15/97
Institutional	-8.59	-5.41	2.96	3.43	2/07/96
Service	-9.05	-5.89	2.44	4.19	3/06/96
Class IR	-8.72	N/A	N/A	5.32	8/31/10

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.51%	1.70%
Class B	2.26	2.45
Class C	2.26	2.45
Institutional	1.11	1.30
Service	1.61	1.80
Class IR	1.26	1.45

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/12[5]
Holding	% of Total Net Assets	Line of Business	Country
HSBC Holdings PLC	4.2%	Banks	United Kingdom
Novartis AG (Registered)	3.7	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Sumitomo Mitsui Financial Group, Inc.	3.4	Banks	Japan
Vodafone Group PLC	3.2	Telecommunication Services	United Kingdom
BP PLC	3.2	Energy	United Kingdom
Rio Tinto PLC	3.0	Materials	United Kingdom
Telefonaktiebolaget LM Ericsson Class B	2.9	Technology Hardware & Equipment	Sweden
ENI SpA	2.9	Energy	Italy
Deutsche Bank AG (Registered)	2.7	Diversified Financials	Germany
Aryzta AG	2.7	Food, Beverage & Tobacco	Switzerland

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

International Small Cap Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs International Small Cap Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 7.91%, 7.51%, 7.53%, 8.27%, 7.82% and 8.05%, respectively. These returns compare to the 4.26% cumulative total return of the Fund’s benchmark, the S&P Developed ex-US Small Cap Index (net) (the “S&P Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s outperformance of the S&P Index during the Reporting Period can be primarily attributed to individual stock selection.

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the S&P Index during the Reporting Period were Interflex, Aberdeen Asset Management and Sankei Building.

During the Reporting Period, the greatest contributor to the Fund’s relative performance was South Korean flexible printed circuit boards manufacturer Interflex. Within the information technology sector, shares of Interflex rallied in anticipation of stronger than expected 2012 estimated earnings, driven by global market share gain from its key customers in the smart phone and tablet personal computers fields, namely Samsung Electronics and Apple. Potential customer expansion to Research in Motion or Nokia and an improvement in profitability from a higher utilization rate and product mix improvement further supported Interflex’s share price during the Reporting Period.

Aberdeen Asset Management is a U.K.-based diversified asset manager with significant exposure to the emerging markets. The company performed particularly well during the first quarter of 2012 given continuing redistribution of assets under management to its higher margin products and due to a valuation that was widely seen as only at a small premium to the asset management sector.
Within Japan, the Fund’s best individual contributor during the Reporting Period was Sankei Building, a property leasing provider. The company performed well after the announcement of a takeover bid from its primary stakeholder, Fuji Media. Fuji Media announced its intentions to buy the rest of its stake for more than double the closing price on that day.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The biggest detractors from Fund performance relative to the S&P Index during the Reporting Period were Iamgold, JCEntertainment and D’Ieteren.

The Fund’s holding in Canadian gold producer Iamgold was the greatest detractor from the Fund’s relative returns during the Reporting Period. The gold producer performed poorly in January and February 2012 despite positive movement in the underlying price of gold bullion and better performance by the company’s peers. Iamgold’s disappointing performance resulted partially from difficulty selling its Niobium mine and partially due to a slight decline in reserves and resources reported at its fourth quarter 2011 results. Following these events, the stock price fell in line with the declining gold price and other gold equities. Further, Iamgold is exposed to Mali through its interest in the Sadiola gold mine, which did not help sentiment toward the company, as Mali is experiencing several troubles, including a major food crisis and a military coup.

JCEntertainment, a South Korean online game developer and distributor, detracted from the Fund’s performance relative to the S&P Index during the Reporting Period, as concerns of potential regulatory risk clouded share price performance. Specifically, the company faced the possibility of a Korean law being enacted that would limit the amount of time teenagers can spend on computer games in order to curtail teenager violence in schools. In our view, this potential risk is low, as the proposed regulation is unconstitutional, we believe, and too difficult to implement in reality. Even if the proposed regulation is passed and enacted, we feel it should not have a negative impact on JCEntertainment because most of its revenue is generated from casual game users that do not require long hours to play. Furthermore, we believe

PORTFOLIO RESULTS

future revenue may increase as a result of expansion into China and the introduction of a new mobile game called “Rule the Sky.”

Belgium-based D’Ieteren, an international auto services business with dominant market share in auto glass repair and replacement via its Belron division, was a top detractor from the Fund’s results during the Reporting Period. D’Ieteren has typically been a defensive business exhibiting strong growth and improved market share. However, while market share continued to improve during the Reporting Period, the auto glass repair and replacement market was weaker than expected. Factors such as benign weather conditions and fewer miles driven in the face of higher fuel prices weighed on demand. In turn, management guidance for 2012 disappointed against expectations, and D’Ieteren’s share price declined. Although the valuation of D’Ieteren remained attractive, in our view, this factor alone was not sufficient to outweigh the negative momentum in the company’s Belron division.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most to the Fund’s performance relative to the S&P Index were financials, materials and industrials, due primarily to effective stock selection in each. The Fund’s underweighted allocation to financials, which lagged the S&P Index during the Reporting Period, also contributed positively to performance.

The biggest detractors from the Fund’s results during the Reporting Period were consumer discretionary, telecommunication services and energy, where stock selection hurt relative performance.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the S&P Index. This effect may be even more pronounced in countries that represent only a modest proportion of the S&P Index.

That said, the Fund’s overall positioning in the United Kingdom, South Korea and Spain contributed most positively to the Fund’s performance during the Reporting Period. The countries that detracted most from the Fund’s performance during the Reporting Period were Sweden, Belgium and Australia.
Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures on an opportunistic basis, to ensure the portfolio remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We purchased several companies for the Fund during the Reporting Period that we viewed as quality companies with compelling long-term prospects trading at attractive valuations. For example, we established a Fund position in indoor golf software provider Golfzon as it has a dominant market position and is changing its business structure from hardware sales via its golf simulators to a fee-based business. During the Reporting Period, the company had a 98% market share in South Korea with approximately 4,000 indoor golf courses and earned revenues on a “per play” basis. At the end of the Reporting Period, we had conviction in the company as we believed it should benefit from domestic consumer income growth, as the number of golfers in South Korea is expected to grow with the country crossing the $20,000 GDP per capita mark. We further expect the company to benefit from expansion into other countries, including Japan and Canada.

We initiated a Fund position in South Korean food and bioscience company CJ CheilJedang. The bioscience business of the company has become more meaningful for revenues and operating profit due to capacity expansion, price increases, market share gain and agricultural inflation. We believe the company may also benefit as the food business expects a gradual recovery due to lower raw materials costs. Further, the processed food business showed stable growth as single or two-person families are growing to become the majority of South Korean households. This demographic is increasingly dependent on processed food for their convenience.

PORTFOLIO RESULTS

Another new purchase for the Fund during the Reporting Period was Amadeus. Headquartered in Spain, Amadeus provides two information technology-based services to the travel industry: (a) a distribution system for hundreds of airlines across the world to thousands of travel agents and (b) an outsourced technology platform for the core customer-facing functions of an airline. In our view, the company should benefit going forward from strong growth in the latter-mentioned business as it signs on airlines. It already has signed airlines, which we believe should help the division grow by 60% by 2013. Also, as the largest provider of its services, the company should continue, we think, to benefit as airlines outsource their technology needs.

We sold out of the Fund’s positions in Millicom International Cellular, Himart and Cookson during the Reporting Period.

After a period of what we considered to be moderate performance, we sold the Fund’s position in Millicom International Cellular, an emerging market telecommunica- tions operator with operations based in South America and in Africa, in order to fund what we believe to be a more attractive idea.

In the consumer area, Himart, a South Korean online shopping mall, disappointed following news of allegations of embezzlement and tax evasion by its chairperson. We sold the Fund’s position in Himart as a result of this situation and in order to redeploy the capital into what we considered more compelling opportunities.

U.K.-based Cookson is an international industrial materials company with exposure to the steel and electronics industries, among others. Having come under pressure during the third quarter of 2011 due to macroeconomic fears centered on Europe, Cookson’s share price subsequently rallied sharply as those macroeconomic fears subsided. Investor concerns over the cyclicality of the business were also assuaged in February when the company’s full-year 2011 numbers were released. We sold the Fund’s position in Cookson following an especially strong period for the company’s share price.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or industry bets. That said, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.
Q	How was the Fund positioned relative to the S&P Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to the United Kingdom, China and Ireland and less exposure to France, Sweden and Hong Kong relative to the S&P Index. At the end of the Reporting Period, the Fund held neutral positions relative to the S&P Index in several countries, most notably Canada.

From a sector allocation perspective, the Fund had overweighted positions relative to the S&P Index in information technology, materials and consumer discretionary at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the S&P Index in financials and industrials, and rather neutral positions relative to the Index in health care, consumer staples, energy and utilities. The Fund had no position at all in telecommunication services.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

International Small Cap Fund

as of April 30, 2012

PERFORMANCE REVIEW
November 1, 2011–April 30, 2012	Fund Total Return (based on NAV)[1]	S&P Developed ex-US Small Cap Index (Net)[2]
Class A	7.91%	4.26%
Class B	7.51	4.26
Class C	7.53	4.26
Institutional	8.27	4.26
Service	7.82	4.26
Class IR	8.05	4.26

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The S&P Developed ex-US Small Cap Index (net) is the small capitalization stock component of the S&P Developed Broad Market Index (BMI). The BMI is a float-weighted index that spans 22 countries (inclusive of the US) and includes the listed shares of all companies with an available market capitalization (float) of at least $100 million at the annual rebalance. At rebalance, companies are deleted from the index if their float falls below $75 million. The Small Cap ex-US is defined as those stocks falling in the bottom 15% of the cumulative available capital in each country. The Index reflects returns net of withholding taxes applied to foreign investors, calculated daily based on tax rates that would be applied to a Luxembourg-based investor. The Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-10.01%	-5.26%	6.17%	4.67%	5/01/98
Class B	-10.16	-5.25	6.17	4.77	5/01/98
Class C	-6.43	-4.88	6.03	4.44	5/01/98
Institutional	-4.24	-3.74	7.28	5.65	5/01/98
Service	-4.86	-4.25	6.73	5.10	5/01/98
Class IR	-4.55	N/A	N/A	14.55	8/31/10

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.58%	1.94%
Class B	2.33	2.69
Class C	2.33	2.69
Institutional	1.18	1.54
Service	1.68	2.04
Class IR	1.33	1.69

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/12[5]
Holding	% of Total Net Assets	Line of Business	Country
Travis Perkins PLC	1.2%	Capital Goods	United Kingdom
Dufry AG (Registered)	1.2	Retailing	Switzerland
Lindt & Spruengli AG	1.2	Food, Beverage & Tobacco	Switzerland
Golfzon Co. Ltd.	1.1	Software & Services	South Korea
Aberdeen Asset Management PLC	1.1	Diversified Financials	United Kingdom
Hiscox Ltd.	1.1	Insurance	Bermuda
MTU Aero Engines Holding AG	1.1	Capital Goods	Germany
Telecity Group PLC	1.1	Software & Services	United Kingdom
Pfeiffer Vacuum Technology AG	1.0	Capital Goods	Germany
CJ CheilJedang Corp.	1.0	Food, Beverage & Tobacco	South Korea

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Strategic International Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs Strategic International Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 5.65%, 5.37%, 5.23%, 5.88%, 5.81% and 5.57%, respectively. These returns compare to the 2.44% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index (net, unhedged, with dividends reinvested) (the “MSCI Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s outperformance of the MSCI Index during the Reporting Period can be primarily attributed to individual stock selection.

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the MSCI Index during the Reporting Period were Nokian Renkaat, Scania and Remy Cointreau.

Finnish winter tire manufacturer Nokian Renkaat performed particularly well after the company announced strong results with better than expected guidance for 2012. Russian car sales were strong during the Reporting Period, which proved to be a good leading indicator for Nokian Renkaat tire demand.

The Fund’s holding in Swedish truck manufacturer Scania was a key contributor to its relative performance during the Reporting Period. Shares of the company increased particularly strongly in the first quarter of 2012 after the market was buoyed by comments from its Chief Executive Officer, highlighting that he thought demand for trucks had troughed in January and so would hopefully begin to improve.
French alcohol manufacturer Remy Cointreau was a top contributor to the Fund’s results during the Reporting Period. The company posted results that surpassed expectations, as strong sales growth was driven by its premium products, most notably VSPO and XO qualities of Remy Martin cognac. At the end of the Reporting Period, we continued to like this company as its products were becoming more popular and affordable in regions such as Asia, Russia and the Middle East.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the biggest detractors from Fund performance relative to the MSCI Index during the Reporting Period were EDF, Admiral Group and Nintendo.

Shares of French energy company EDF were challenged in the run up to the French elections and in anticipation of the possibility of a Socialist party win. EDF’s share price was also hampered at the start of 2012 after reports that the company would have to invest approximately 10 billion euros in safety improvements following a review by the French nuclear safety regulator. We believe the market overreacted and the outcome for EDF, regardless of who wins the French elections, will likely not be as bad as implied by its share price at the end of the Reporting Period. Indeed, at the end of the Reporting Period, we continued to like the company and believed that EDF should continue to improve its operational efficiency and produce higher nuclear output. We therefore sought to take advantage of the recent weakness in EDF’s share price to add to the Fund’s position in the company.

PORTFOLIO RESULTS

Admiral Group, a direct sales U.K. auto insurer, was a top detractor from the Fund’s results during the Reporting Period within both the financials sector and the portfolio overall. Though Admiral Group had performed well during the first half of 2011, investors’ perception in October that the stock was defensive hurt it in a strong market and strong financials sector. Admiral Group’s share price also experienced weakness during the second half of 2011 due to investor concerns of upward revisions to loss ratio estimates for the 2009 and 2010 underwriting years highlighted in the company’s half year results report. Further, there was high profile political pressure on the U.K. auto insurance industry broadly regarding lawyer referral fees and industry price increases. Additionally, in November, the company announced that its underwriting results relating to large bodily injury claims had deteriorated compared to the first half of the year. In the early stages of claims development, actuarial estimates of losses can vary significantly from where they ultimately settle, so, in our view, it remains to be seen whether Admiral Group’s recent poor claims experience is true deterioration or merely “noise.” That said, we sold the Fund’s position in Admiral Group by the end of the Reporting Period.

A position in Japanese consumer electronics company Nintendo detracted from the Fund’s results during the Reporting Period. Shares of Nintendo lagged primarily because of a weaker outlook for its new handheld game platform “3DS.” Company management had commented that Nintendo’s profits should recover during the next year as hardware cost reduction efforts proceed. However, such a recovery looked weaker than expected given the company’s recent sales trends, especially in the U.S. and Europe.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most to the Fund’s performance relative to the MSCI Index were financials, telecommunication services and industrials. Stock selection in all three sectors proved effective during the Reporting Period. The Fund’s underweighted exposure in financials and telecommunication services, each of which underperformed the MSCI Index during the Reporting Period, also contributed positively to relative performance.
The only detractor at the sector level from the Fund’s relative results during the Reporting Period was information technology. Both stock selection and the Fund’s overweighted allocation to this lagging sector weighed negatively on performance.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI Index.

That said, effective individual stock selection in Italy and Finland and the Fund’s overweighted positioning in the relatively strong South Korean equity market contributed most positively to the Fund’s returns relative to the MSCI Index. Conversely, the countries that detracted most from the Fund’s performance during the Reporting Period were Hong Kong, Japan and the United Kingdom. Stock selection in all three countries and the Fund’s underweighted positioning in the comparatively strong Hong Kong equity market weighed negatively on relative performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures on an opportunistic basis, to ensure the portfolio remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we purchased Kubota, Westpac Banking and Deutsche Bank for the Fund, as we believed these are quality companies with attractive valuations.

We established a Fund position in Kubota, a Japanese agricultural machinery manufacturer, on optimism that U.S. housing starts would improve in 2012 and on expectations of a rebound in tractor demand in Thailand this year. We think U.S. tractor demand at below 120 horsepower, Kubota’s primary area of business, continues to recover gradually from its 2009 bottom, and we expect Kubota to benefit from the market recovery.

PORTFOLIO RESULTS

Westpac Banking, the second largest bank in Australia and New Zealand, was introduced to the Fund during the Reporting Period. We believe this conservatively run bank is purely focused on servicing Australia and New Zealand, unlike its peers, and on retail and commercial banking. Attributes of the company that we find compelling include a strong capital base and a good funding profile. In addition, its loan book has consistently experienced better asset quality versus peers due to its focus on safer mortgages. In our view, a strong cost discipline helps the company earn a consistently high return on equity. Furthermore, we believed at the time of purchase that the company’s valuation was attractive for a bank of this quality in a global context.

During the first quarter of 2012, we initiated a Fund position in one of Europe’s largest investment banks, Deutsche Bank. The investment bank is broadly diversified, and we believe the company should benefit from an anticipated recovery in investment banking activities should markets stabilize and confidence return.

During the Reporting Period, we sold out of the Fund’s positions in Admiral Group, Nissan Motor and BASF.

U.K. auto insurance company Admiral Group’s share price performed well during the first quarter of 2012, recovering from lows experienced toward the end of 2011. We decided to sell out of this name after such strong performance as we saw greater potential upside in other insurance companies.

We eliminated the Fund’s position in Japanese vehicle, forklift and marine product manufacturer Nissan Motor and used the proceeds to invest in stocks we believed offered higher upside potential and what we considered to be better risk/reward opportunities.

We decided to sell out of the Fund’s position in German-based chemical company BASF in order to take profits, as the stock had performed well since it bottomed in October 2011. We reallocated the capital into one of the world’s leading suppliers of standard and specialty fertilizers, K&S, a company we believe to have comparatively greater potential upside.
Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or industry bets. That said, during the Reporting Period, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to the United Kingdom, Switzerland and South Korea and less exposure to Spain, Hong Kong and Australia relative to the MSCI Index. At the end of the Reporting Period, the Fund held neutral positions relative to the MSCI Index in several countries, most notably France and Finland.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI Index in industrials and energy at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI Index in materials, financials, consumer staples and consumer discretionary and rather neutral positions relative to the MSCI Index in telecommunication services, information technology, health care and utilities.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

Strategic International Equity Fund

as of April 30, 2012

PERFORMANCE REVIEW
November 1, 2011–April 30, 2012	Fund Total Return (based on NAV)[1]	MSCI EAFE (Net) Index (unhedged)[2]
Class A	5.65%	2.44%
Class B	5.37	2.44
Class C	5.23	2.44
Institutional	5.88	2.44
Class IR	5.81	2.44
Class R	5.57	2.44

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The MSCI EAFE Index (net, unhedged, with dividends reinvested) is a market capitalization-weighted composite of securities in 22 developed markets. The Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/12	One Year	Since Inception	Inception Date
Class A	-11.73%	-6.76%	6/25/07
Class B	-11.96	-6.79	6/25/07
Class C	-8.22	-6.37	6/25/07
Institutional	-6.21	-5.30	6/25/07
Class IR	-6.30	-7.47	11/30/07
Class R	-6.90	-8.03	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.48%	1.81%
Class B	2.23	2.56
Class C	2.23	2.56
Institutional	1.08	1.41
Class IR	1.23	1.56
Class R	1.73	2.06

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/12[5]
Holding	% of Total Net Assets	Line of Business	Country
HSBC Holdings PLC	3.5%	Banks	United Kingdom
Novartis AG (Registered)	3.3	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Reed Elsevier PLC	2.8	Media	United Kingdom
Vodafone Group PLC	2.7	Telecommunication Services	United Kingdom
Sumitomo Mitsui	2.5	Banks	Japan
Financial Group, Inc.
BP PLC	2.5	Energy	United Kingdom
Kubota Corp.	2.1	Capital Goods	Japan
Mitsui & Co. Ltd.	2.1	Capital Goods	Japan
Rio Tinto PLC	2.0	Materials	United Kingdom
ENI SpA	2.0	Energy	Italy

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Schedule of Investments

April 30, 2012 (Unaudited)

Shares	Description	Value
Common Stocks – 98.9%
Australia – 6.6%
148,672	Ansell Ltd. (Health Care Equipment & Services)	$2,288,815
370,579	Computershare Ltd. (Software & Services)	3,232,076
155,800	Westpac Banking Corp. (Banks)	3,671,617

		9,192,508

Belgium – 2.3%
69,410	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	3,245,632

China – 0.8%
1,719,000	China Citic Bank Corp. Ltd. Class H (Banks)	1,089,195

Czech Republic – 1.3%
45,300	CEZ AS (Utilities)	1,826,612

France – 7.4%
100,639	EDF SA (Utilities)	2,132,134
90,850	Safran SA (Capital Goods)	3,367,349
92,300	Societe Generale SA (Banks)	2,185,133
52,980	Total SA (Energy)	2,543,232

		10,227,848

Germany – 8.2%
45,450	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	3,202,584
87,310	Deutsche Bank AG (Registered) (Diversified Financials)	3,790,397
68,281	GEA Group AG (Capital Goods)	2,255,168
87,649	ThyssenKrupp AG (Materials)	2,078,624

		11,326,773

Hong Kong – 1.1%
428,928	AIA Group Ltd. (Insurance)	1,517,921

Italy – 2.9%
182,013	ENI SpA (Energy)	4,044,296

Japan – 21.5%
553,000	Isuzu Motors Ltd. (Automobiles & Components)	3,157,294
146,400	JS Group Corp. (Capital Goods)	2,874,772
349,000	Kubota Corp. (Capital Goods)	3,368,942
283,000	Mitsubishi Electric Corp. (Capital Goods)	2,486,039
154,000	Mitsubishi Estate Co. Ltd. (Real Estate)	2,722,465
14,500	Nintendo Co. Ltd. (Software & Services)	1,957,267
98,500	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,968,558
108,700	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	3,290,370
147,200	Sumitomo Mitsui Financial Group, Inc. (Banks)	4,710,221

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
471,000	Tokyo Gas Co. Ltd. (Utilities)	$2,272,859

		29,808,787

Spain – 1.8%
120,590	Amadeus IT Holding SA Class A (Software & Services)	2,468,706

Sweden – 5.4%
166,892	Scania AB Class B (Capital Goods)	3,410,437
412,177	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)*	4,086,101

		7,496,538

Switzerland – 11.5%
73,417	Aryzta AG (Food, Beverage & Tobacco)*	3,698,200
60,253	Julius Baer Group Ltd. (Diversified Financials)*	2,309,595
92,694	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	5,118,215
11,830	Sulzer AG (Registered) (Capital Goods)	1,703,750
243,420	UBS AG (Registered) (Diversified Financials)*	3,039,876

		15,869,636

United Kingdom – 28.1%
63,682	Anglo American PLC (Materials)	2,460,976
113,750	BG Group PLC (Energy)	2,683,953
611,000	BP PLC (Energy)	4,413,926
639,248	HSBC Holdings PLC (Banks)	5,770,605
68,421	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	2,736,187
50,293	Reckitt Benckiser Group PLC (Household & Personal Products)	2,927,725
422,844	Reed Elsevier PLC (Media)	3,499,059
75,025	Rio Tinto PLC (Materials)	4,205,511
195,802	Smith & Nephew PLC (Health Care Equipment & Services)	1,927,314
117,779	Tullow Oil PLC (Energy)	2,938,410
39,148	Victrex PLC (Materials)	922,521
1,596,833	Vodafone Group PLC (Telecommunication Services)	4,419,972

		38,906,159

TOTAL INVESTMENTS – 98.9%
(Cost $138,471,036)		$137,020,611

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		1,532,120

NET ASSETS – 100.0%		$138,552,731

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – 94.5%
Australia – 6.5%
38,221	Ansell Ltd. (Health Care Equipment & Services)	$588,415
102,435	Atlas Iron Ltd. (Materials)	295,097
123,055	Boart Longyear Ltd. (Capital Goods)	530,302
52,520	Computershare Ltd. (Software & Services)	458,063
206,748	DUET Group (Utilities)	396,918
62,653	Echo Entertainment Group Ltd. (Consumer Services)	291,857
158,791	Evolution Mining Ltd. (Materials)*	288,978
125,260	GPT Group (REIT)	426,447
13,654	Iluka Resources Ltd. (Materials)	238,514
48,525	Iress Market Technology Ltd. (Software & Services)	339,240
133,444	Myer Holdings Ltd. (Retailing)	325,315
75,027	PanAust Ltd. (Materials)*	251,475

		4,430,621

Austria – 0.8%
10,021	Andritz AG (Capital Goods)	524,949

Belgium – 1.4%
6,304	Barco NV (Technology Hardware & Equipment)	418,500
11,942	D’ieteren SA NV (Retailing)	527,252

		945,752

Bermuda – 1.1%
111,420	Hiscox Ltd. (Insurance)	720,606

Canada – 10.6%
24,600	Alamos Gold, Inc. (Materials)	450,238
58,300	Bankers Petroleum Ltd. (Energy)*	201,838
56,200	Bellatrix Exploration Ltd. (Energy)*	238,374
5,700	Canadian Real Estate Investment Trust (REIT)	223,246
13,000	Canadian Western Bank (Banks)	377,557
113,900	Capstone Mining Corp. (Materials)*	340,138
52,900	Copper Mountain Mining Corp. (Materials)*	229,732
12,700	Dorel Industries, Inc. Class B (Consumer Durables & Apparel)	384,272
22,300	Enerflex Ltd. (Energy)	275,632
18,200	Evertz Technologies Ltd. (Technology Hardware & Equipment)	257,934
27,400	Groupe Aeroplan, Inc. (Media)	352,260
16,700	IAMGOLD Corp. (Materials)	207,091
20,841	Legacy Oil + Gas, Inc. (Energy)*	181,859
8,489	MacDonald Dettwiler & Associates Ltd. (Software & Services)	385,500
23,900	Major Drilling Group International (Materials)	358,796
66,200	MBAC Fertilizer Corp. (Materials)*	197,022
19,300	Norbord, Inc. (Materials)*	222,531
23,700	Progressive Waste Solutions Ltd. (Commercial & Professional Services)	514,138

Shares	Description	Value

Common Stocks – (continued)
Canada – (continued)
73,900	Rubicon Minerals Corp. (Materials)*	$225,175
10,200	ShawCor Ltd. Class A (Energy)	329,898
162,053	Southern Pacific Resource Corp. (Energy)*	257,553
19,600	Toromont Industries Ltd. (Capital Goods)	439,281
17,800	Transglobe Apartment Real Estate Investment Trust (REIT)	256,590
23,700	Westjet Airlines Ltd. Class A (Transportation)	337,560

		7,244,215

China – 1.7%
385,000	Haitian International Holdings Ltd. (Capital Goods)	442,948
32,295	Hollysys Automation Technologies Ltd. (Technology Hardware & Equipment)*	320,690
254,000	Zoomlion Heavy Industry Science and Technology Co. Ltd. Class H (Capital Goods)	376,840

		1,140,478

Finland – 0.7%
10,217	Nokian Renkaat OYJ (Automobiles & Components)	485,017

France – 5.1%
3,531	Arkema SA (Materials)	313,161
7,058	bioMerieux (Health Care Equipment & Services)	578,408
14,624	Cap Gemini SA (Software & Services)	571,321
16,639	Compagnie Generale de Geophysique-Veritas (Energy)*(a)	477,170
8,214	Ingenico (Technology Hardware & Equipment)	432,061
40,481	M6 Metropole Television SA (Media)	621,975
17,382	Nexity SA (Consumer Durables & Apparel)	494,996

		3,489,092

Germany – 6.3%
3,310	Fresenius SE & Co. KGaA (Health Care Equipment & Services)	330,462
12,283	GEA Group AG (Capital Goods)	405,680
7,330	GfK SE (Media)	389,511
33,523	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	334,075
9,805	Kabel Deutschland Holding AG (Media)*	618,137
4,420	Lanxess AG (Materials)	351,904
8,533	MTU Aero Engines Holding AG (Capital Goods)	718,966
5,810	Pfeiffer Vacuum Technology AG (Capital Goods)	705,383
1,837	Rational AG (Capital Goods)	469,739

		4,323,857

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – 1.2%
222,000	Belle International Holdings Ltd. (Retailing)	$433,175
262,000	China Resources Cement Holdings Ltd. (Materials)	206,906
414,000	Foxconn International Holdings Ltd. (Technology Hardware & Equipment)*	195,770

		835,851

Ireland – 1.7%
610,407	Kenmare Resources PLC (Materials)*	502,263
14,651	Kerry Group PLC Class A (Food, Beverage & Tobacco)(a)	669,093

		1,171,356

Italy – 1.9%
76,892	Davide Campari-Milano SpA (Food, Beverage & Tobacco)	543,633
284,382	Gruppo Editoriale L’Espresso SpA (Media)	384,207
93,910	Unione di Banche Italiane ScpA (Banks)	349,045

		1,276,885

Japan – 17.7%
14,400	Aeon Delight Co. Ltd. (Commercial & Professional Services)	335,253
55,000	Amada Co. Ltd. (Capital Goods)	373,302
12,000	Aoyama Trading Co. Ltd. (Retailing)	247,581
16,800	Capcom Co. Ltd. (Software & Services)	383,627
38,900	Citizen Holdings Co. Ltd. (Technology Hardware & Equipment)	244,301
8,400	Cosel Co. Ltd. (Capital Goods)	119,242
30,700	DCM Holdings Co. Ltd. (Retailing)	233,090
84	Dwango Co. Ltd. (Software & Services)	125,024
19,100	Eiken Chemical Co. Ltd. (Health Care Equipment & Services)	262,754
18,200	Foster Electric Co. Ltd. (Consumer Durables & Apparel)	270,654
4,500	FP Corp. (Materials)	290,608
21,400	Fuji Seal International, Inc. (Materials)	410,373
65,000	Fukuoka Financial Group, Inc. (Banks)	270,432
92,000	Hanwa Co. Ltd. (Capital Goods)	385,962
5,700	HIS Co. Ltd. (Consumer Services)	184,496
29,200	Hitachi Capital Corp. (Diversified Financials)	482,700
36,000	J. Front Retailing Co. Ltd. (Retailing)	184,974
10,600	Kakaku.com, Inc. (Software & Services)	329,622
10,800	Lintec Corp. (Materials)	208,653
4,100	Mabuchi Motor Co. Ltd. (Capital Goods)	171,522
12,600	Maruichi Steel Tube Ltd. (Materials)	277,284
95	Message Co. Ltd. (Health Care Equipment & Services)	337,338
11,500	NET One Systems Co. Ltd. (Software & Services)	156,889
23,700	Nichii Gakkan Co. (Health Care Equipment & Services)	324,646

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
23,100	Nihon Dempa Kogyo Co. Ltd. (Technology Hardware & Equipment)	$318,562
46,000	Nippon Denko Co. Ltd. (Materials)	192,999
67,000	Noritake Co. Ltd. (Capital Goods)	194,882
39,700	Pocket Card Co. Ltd. (Diversified Financials)	179,236
12,900	Pola Orbis Holdings, Inc. (Household & Personal Products)	392,502
75,000	Press Kogyo Co. Ltd. (Automobiles & Components)	445,732
13,300	Resorttrust, Inc. (Consumer Services)	219,780
29,800	Round One Corp. (Consumer Services)	194,962
43,000	Sankyu, Inc. (Transportation)	170,615
10,800	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	226,611
48	So-net Entertainment Corp. (Software & Services)	201,296
8,700	Square Enix Holdings Co. Ltd. (Software & Services)	170,284
3,700	Sysmex Corp. (Health Care Equipment & Services)	148,697
9,500	Taikisha Ltd. (Capital Goods)	189,522
67,000	Taiyo Nippon Sanso Corp. (Materials)	462,889
34,000	The Higo Bank Ltd. (Banks)	189,650
61,000	The Oita Bank Ltd. (Banks)	173,557
25,000	The Sumitomo Warehouse Co. Ltd. (Transportation)	119,451
53,000	Tokai Tokyo Financial Holdings, Inc. (Diversified Financials)	188,758
51,000	Toshiba TEC Corp. (Technology Hardware & Equipment)	206,417
12,600	TPR Co. Ltd. (Automobiles & Components)	205,591
24,000	Tsubakimoto Chain Co. (Capital Goods)	145,818
17,600	Warabeya Nichiyo Co. Ltd. (Food, Beverage & Tobacco)	287,940
9,700	Xebio Co. Ltd. (Retailing)	266,996

		12,103,074

Luxembourg – 0.7%
281,513	Regus PLC (Commercial & Professional Services)	488,011

Netherlands – 2.6%
10,821	Eurocommercial Properties NV CVA (REIT)	379,634
5,010	Fugro NV CVA (Energy)	366,247
21,671	Imtech NV (Capital Goods)	612,815
6,011	Koninklijke Vopak NV (Transportation)	387,683

		1,746,379

Papua New Guinea – 1.0%
19,284	New Britain Palm Oil Ltd. (Food, Beverage & Tobacco)*	272,275
52,312	Oil Search Ltd. (Energy)	397,121

		669,396

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Singapore – 1.0%
53,996	Cape PLC (Commercial & Professional Services)	$330,799
513,000	Mapletree Commercial Trust (REIT)	376,919

		707,718

South Korea – 4.9%
25,660	Cheil Worldwide, Inc. (Media)	445,254
2,094	CJ CheilJedang Corp. (Food, Beverage & Tobacco)	691,787
27,300	Doosan Infracore Co. Ltd. (Capital Goods)*	506,402
12,365	Golfzon Co. Ltd. (Software & Services)	759,399
3,160	Green Cross Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	373,451
5,670	Huchems Fine Chemical Corp. (Materials)	113,006
6,420	Interflex Co. Ltd. (Technology Hardware & Equipment)	347,546
6,552	Sung Kwang Bend Co. Ltd. (Capital Goods)	133,645

		3,370,490

Spain – 1.6%
33,705	Amadeus IT Holding SA Class A (Software & Services)	690,005
9,618	Tecnicas Reunidas SA (Energy)	375,539

		1,065,544

Sweden – 1.2%
18,200	Boliden AB (Materials)	292,672
38,993	Castellum AB (Real Estate)	493,742

		786,414

Switzerland – 5.8%
5,915	Dufry AG (Registered) (Retailing)*	803,344
1,357	Flughafen Zuerich AG (Registered) (Transportation)	505,324
1,647	Geberit AG (Registered) (Capital Goods)*	348,235
241	Lindt & Spruengli AG (Food, Beverage & Tobacco)*	785,607
4,609	Panalpina Welttransport Holding AG (Registered) (Transportation)*	449,904
2,361	Partners Group Holding AG (Diversified Financials)	449,335
4,404	Sulzer AG (Registered) (Capital Goods)	634,262

		3,976,011

United Kingdom – 19.0%
68,430	Abcam PLC (Pharmaceuticals, Biotechnology & Life Sciences)	411,073
164,096	Aberdeen Asset Management PLC (Diversified Financials)	755,249
99,560	Ashmore Group PLC (Diversified Financials)	618,346
14,887	ASOS PLC (Retailing)*	357,231

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
88,480	AZ Electronic Materials SA (Materials)	$457,328
91,456	Britvic PLC (Food, Beverage & Tobacco)	567,430
34,613	Close Brothers Group PLC (Diversified Financials)	414,345
16,749	Croda International PLC (Materials)	606,628
16,134	Derwent London PLC (REIT)	456,211
150,289	GKN PLC (Automobiles & Components)	497,077
80,470	Greene King PLC (Consumer Services)	666,835
73,763	Halfords Group PLC (Retailing)	329,399
39,554	Hikma Pharmaceuticals PLC (Pharmaceuticals, Biotechnology & Life Sciences)	403,185
23,250	Intercontinental Hotels Group PLC (Consumer Services)	554,370
43,878	Jardine Lloyd Thompson Group PLC (Insurance)	500,724
259,825	Metric Property Investments PLC (REIT)	377,395
41,952	Pennon Group PLC (Utilities)	500,903
59,291	Persimmon PLC (Consumer Durables & Apparel)	604,723
74,309	Rexam PLC (Materials)	518,713
16,797	Rotork PLC (Capital Goods)	601,846
54,744	Telecity Group PLC (Software & Services)*	717,492
47,952	Travis Perkins PLC (Capital Goods)	818,098
25,857	Victrex PLC (Materials)	609,319
24,672	Virgin Media, Inc. (Media)	605,944

		12,949,864

TOTAL COMMON STOCKS
(Cost $63,011,621)		$64,451,580

Exchange Traded Fund – 0.5%
Israel – 0.5%
7,225	iShares MSCI Israel Capped Index Fund	$315,444
(Cost $331,338)

TOTAL INVESTMENTS – 95.0%
(Cost $63,342,959)		$64,767,024

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.0%		3,440,883

NET ASSETS – 100.0%		$68,207,907

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
MSCI Singapore Index	12	May 2012	$660,945	$3,231
Dow Jones STOXX Small 200 Index	124	June 2012	1,367,276	10,312
TOTAL				$13,543

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – 96.2%
Australia – 3.1%
180,075	QR National Ltd. (Transportation)	$679,523
48,300	Westpac Banking Corp. (Banks)	1,138,249

		1,817,772

Belgium – 1.4%
17,447	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	815,827

Bermuda – 0.5%
44,316	Hiscox Ltd. (Insurance)	286,613

Brazil – 0.7%
65,255	Magazine Luiza SA (Retailing)*	389,582

China – 0.5%
457,000	China Citic Bank Corp. Ltd. Class H (Banks)	289,565

Czech Republic – 0.7%
10,223	CEZ AS (Utilities)	412,218

Finland – 0.8%
8,235	Outotec OYJ (Capital Goods)	443,456

France – 8.9%
4,146	Air Liquide SA (Materials)	533,288
4,161	Air Liquide SA — Prime De Fidelite (Materials)*	535,217
10,971	Compagnie Generale de Geophysique-Veritas (Energy)*	314,624
39,558	EDF SA (Utilities)	838,074
5,406	Remy Cointreau SA (Food, Beverage & Tobacco)	602,881
18,584	Safran SA (Capital Goods)	688,815
32,870	Societe Generale SA (Banks)	778,172
18,821	Total SA (Energy)	903,476

		5,194,547

Germany – 6.4%
14,550	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,025,250
3,956	Brenntag AG (Capital Goods)	492,833
24,090	Deutsche Bank AG (Registered) (Diversified Financials)	1,045,821
9,677	K+S AG (Registered) (Materials)	483,674
4,294	Kabel Deutschland Holding AG (Media)*	270,707
15,972	ThyssenKrupp AG (Materials)	378,781

		3,697,066

Hong Kong – 2.0%
96,641	AIA Group Ltd. (Insurance)	342,000
250,000	Belle International Holdings Ltd. (Retailing)	487,809
100,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	307,860

		1,137,669

Shares	Description	Value

Common Stocks – (continued)
Ireland – 2.4%
12,965	Kerry Group PLC Class A (Food, Beverage & Tobacco)	$592,096
25,213	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	821,758

		1,413,854

Italy – 2.0%
51,527	ENI SpA (Energy)	1,144,920

Japan – 20.4%
4,400	FANUC Corp. (Capital Goods)	742,062
26,200	Hitachi High-Technologies Corp. (Technology Hardware & Equipment)	658,398
128	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	709,080
39,900	JS Group Corp. (Capital Goods)	783,493
129,000	Kubota Corp. (Capital Goods)	1,245,254
103,000	Mitsubishi Electric Corp. (Capital Goods)	904,813
48,000	Mitsubishi Estate Co. Ltd. (Real Estate)	848,561
76,500	Mitsui & Co. Ltd. (Capital Goods)	1,194,594
5,500	Nidec Corp. (Capital Goods)	494,268
4,000	Nintendo Co. Ltd. (Software & Services)	539,936
17,000	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	769,176
27,600	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	835,457
46,000	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,471,944
143,000	Tokyo Gas Co. Ltd. (Utilities)	690,061

		11,887,097

Netherlands – 2.7%
86	Royal Dutch Shell PLC Class A (Energy)	3,067
7,437	Royal Dutch Shell PLC Class B (Energy)	272,154
26,786	Unilever NV CVA (Food, Beverage & Tobacco)	917,536
12,680	Ziggo NV (Telecommunication Services)*	398,800

		1,591,557

Russia – 1.0%
16,030	Globaltrans Investment PLC GDR (Transportation)	313,973
4,636	OAO Lukoil ADR (Energy)	285,212

		599,185

South Korea – 2.2%
10,230	Kia Motors Corp. (Automobiles & Components)	750,667
421	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	515,288

		1,265,955

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Sweden – 3.7%
55,856	Scania AB Class B (Capital Goods)	$1,141,417
104,926	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)*	1,040,180

		2,181,597

Switzerland – 12.9%
11,942	Aryzta AG (Food, Beverage & Tobacco)*	601,549
14,931	Julius Baer Group Ltd. (Diversified Financials)*	572,329
35,311	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,949,741
2,302	Partners Group Holding AG (Diversified Financials)	438,107
3,928	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	717,883
3,981	Schindler Holding AG (Capital Goods)	515,211
3,361	Sulzer AG (Registered) (Capital Goods)	484,049
17,615	Temenos Group AG (Registered) (Software & Services)*	330,205
74,528	UBS AG (Registered) (Diversified Financials)*	930,720
10,921	Wolseley PLC (Capital Goods)	415,780
2,321	Zurich Insurance Group AG (Insurance)*	568,652

		7,524,226

United Kingdom – 23.9%
72,847	Abcam PLC (Pharmaceuticals, Biotechnology & Life Sciences)	437,607
18,214	ASOS PLC (Retailing)*	437,066
31,816	BG Group PLC (Energy)	750,705
201,300	BP PLC (Energy)	1,454,212
225,679	HSBC Holdings PLC (Banks)	2,037,244
26,068	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	1,042,471
105,124	Inmarsat PLC (Telecommunication Services)	750,135
116,670	Marks & Spencer Group PLC (Retailing)	676,193
194,839	Reed Elsevier PLC (Media)	1,612,304
20,976	Rio Tinto PLC (Materials)	1,175,805
1,093,854	Royal Bank of Scotland Group PLC (Banks)*	431,532
30,960	Tullow Oil PLC (Energy)	772,406
34,187	Victrex PLC (Materials)	805,615
557,708	Vodafone Group PLC (Telecommunication Services)	1,543,714

		13,927,009

TOTAL COMMON STOCKS
(Cost $52,064,931)		$56,019,715

Shares	Description	Value

Exchange Traded Fund – 3.5%
Australia – 3.5%
86,004	iShares MSCI Australia Index Fund	$2,050,335
(Cost $1,257,855)

TOTAL INVESTMENTS – 99.7%
(Cost $53,322,786)		$58,070,050

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		175,872

NET ASSETS – 100.0%		$58,245,922

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
GDR	—Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities

April 30, 2012 (Unaudited)

	Concentrated International Equity Fund	International Small Cap Fund	Strategic International Equity Fund
Assets:
Investments, at value (cost $138,471,036, $63,342,959 and $53,322,786)	$137,020,611	$64,767,024	$58,070,050
Cash	1,015,689	2,630,352	58,871
Foreign currencies, at value (cost $117,647, $271,580 and $103,949)	120,316	265,392	104,432
Receivables:
Investments sold	—	606,309	1,582,067
Dividends	754,179	238,474	278,493
Foreign tax reclaims	305,942	40,339	103,345
Fund shares sold	20,463	151,184	10,929
Reimbursement from investment adviser	16,588	26,792	8,078
Due from custodian	—	202,407	—
Other assets	82,135	44,365	332
Total assets	139,335,923	68,972,638	60,216,597

Liabilities:
Payables:
Investments purchased	—	537,609	1,734,763
Fund shares redeemed	492,171	23,217	45,424
Amounts owed to affiliates	159,015	71,674	65,357
Futures variation margin	—	3,908	—
Accrued expenses	132,006	128,323	125,131
Total liabilities	783,192	764,731	1,970,675

Net Assets:
Paid-in capital	382,082,080	103,967,270	112,124,418
Undistributed net investment income	1,233,743	112,536	151,365
Accumulated net realized loss	(243,356,528)	(37,303,520)	(58,790,510)
Net unrealized gain (loss)	(1,406,564)	1,431,621	4,760,649
NET ASSETS	$138,552,731	$68,207,907	$58,245,922
Net Assets:
Class A	$98,698,128	$23,161,996	$42,268,265
Class B	978,378	509,750	3,734,269
Class C	14,693,142	2,138,713	5,910,243
Institutional	23,878,831	41,497,757	6,264,934
Service	287,458	785,701	—
Class IR	16,794	113,990	61,330
Class R	—	—	6,881
Total Net Assets	$138,552,731	$68,207,907	$58,245,922
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	6,587,392	1,553,817	3,912,783
Class B	65,961	34,722	385,492
Class C	1,042,641	148,241	602,320
Institutional	1,563,106	2,703,002	555,302
Service	19,043	53,195	—
Class IR	1,102	7,426	5,659
Class R	—	—	632
Net asset value, offering and redemption price per share:(a)
Class A	$14.98	$14.91	$10.80
Class B	14.83	14.68	9.69
Class C	14.09	14.43	9.81
Institutional	15.28	15.35	11.28
Service	15.09	14.77	—
Class IR	15.24	15.35	10.84
Class R	—	—	10.90

(a)	Maximum public offering price per share for Class A Shares of the Concentrated International Equity, International Small Cap and Strategic International Equity Funds is $15.85, $15.78 and $11.43, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

	Concentrated International Equity Fund	International Small Cap Fund	Strategic International Equity Fund
Investment income:
Dividends (net of foreign taxes withheld of $137,169, $51,582 and $60,260)	$2,327,254	$641,519	$911,752
Interest	3,057	145	1,750
Total investment income	2,330,311	641,664	913,502

Expenses:
Management fees	734,563	343,591	239,566
Distribution and Service fees(a)	211,770	40,110	100,485
Transfer Agent fees(a)	120,329	30,767	48,975
Custody and accounting fees	56,465	74,991	60,182
Professional fees	44,498	47,910	51,809
Registration fees	35,644	39,709	35,366
Printing and mailing costs	31,215	21,848	23,256
Trustee fees	7,813	7,727	7,723
Service share fees — Service Plan	365	915	—
Service share fees — Shareholder Administration Plan	365	915	—
Other	19,230	30,695	12,916
Total expenses	1,262,257	639,178	580,278
Less — expense reductions	(165,855)	(210,142)	(146,535)
Net expenses	1,096,402	429,036	433,743
NET INVESTMENT INCOME	1,233,909	212,628	479,759

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(12,691,973)	(1,554,592)	(1,201,041)
Futures contracts	(657,896)	47,551	(65,685)
Foreign currency transactions	(750,798)	(13,837)	(83,473)
Net change in unrealized gain (loss) on:
Investments	18,319,103	6,353,159	3,873,986
Futures contracts	(92,831)	(3,098)	(85,165)
Foreign currency translation	274,822	(877)	95,225
Net realized and unrealized gain	4,400,427	4,828,306	2,533,847
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,634,336	$5,040,934	$3,013,606

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Concentrated International Equity	$131,479	$5,359	$74,932	$—	$99,925	$1,018	$14,237	$5,072	$58	$19	$—
International Small Cap	27,071	2,702	10,337	—	20,575	513	1,964	7,475	147	93	—
Strategic International Equity	50,186	19,793	30,490	16	38,142	3,761	5,793	1,220	—	53	6

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	Concentrated International Equity Fund
	For the Six Months Ended April 30, 2012 (Unaudited)	For the Fiscal Year Ended October 31, 2011
From operations:
Net investment income	$1,233,909	$5,239,266
Net realized gain (loss)	(14,100,667)	(8,551,365)
Net change in unrealized gain (loss)	18,501,094	(17,063,441)
Net increase (decrease) in net assets resulting from operations	5,634,336	(20,375,540)

Distributions to shareholders:
From net investment income
Class A Shares	(3,633,195)	(2,598,525)
Class B Shares	(25,585)	(12,499)
Class C Shares	(397,748)	(212,625)
Institutional Shares	(1,037,106)	(732,671)
Service Shares	(9,638)	(4,981)
Class IR Shares	(1,281)	(23)
Class R Shares	—	—
Total distributions to shareholders	(5,104,553)	(3,561,324)

From share transactions:
Proceeds from sales of shares	6,749,276	26,461,691
Reinvestment of distributions	4,902,449	3,123,196
Cost of shares redeemed	(39,125,168)	(62,408,092)
Net increase (decrease) in net assets resulting from share transactions	(27,473,443)	(32,823,205)
Increase from regulatory settlements	1,002,638	—
Net increase (decrease) in net assets resulting from capital transactions	(26,470,805)	(32,823,205)
TOTAL INCREASE (DECREASE)	(25,941,022)	(56,760,069)

Net assets:
Beginning of period	164,493,753	221,253,822
End of period	$138,552,731	$164,493,753
Undistributed net investment income	$1,233,743	$5,104,387

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

International Small Cap Fund		Strategic International Equity Fund
For the Six Months Ended April 30, 2012 (Unaudited)	For the Fiscal Year Ended October 31, 2011	For the Six Months Ended April 30, 2012 (Unaudited)	For the Fiscal Year Ended October 31, 2011

$212,628	$915,679	$479,759	$1,852,441
(1,520,878)	13,655,348	(1,350,199)	6,448,236
6,349,184	(11,649,653)	3,884,046	(13,480,768)
5,040,934	2,921,374	3,013,606	(5,180,091)

(369,815)	(435,730)	(1,361,342)	(621,039)
(4,225)	(8,519)	(133,041)	(19,857)
(20,832)	(23,645)	(195,805)	(30,374)
(802,770)	(1,971,757)	(240,702)	(285,469)
(14,688)	(7,243)	—	—
(2,360)	(23)	(2,189)	(69)
—	—	(142)	(183)
(1,214,690)	(2,446,917)	(1,933,221)	(956,991)

7,714,403	47,141,472	6,354,449	12,282,038
1,125,734	2,330,163	1,879,700	881,245
(6,636,103)	(103,857,746)	(10,395,092)	(45,389,431)
2,204,034	(54,386,111)	(2,160,943)	(32,226,148)
21,131	—	—	—
2,225,165	(54,386,111)	(2,160,943)	(32,226,148)
6,051,409	(53,911,654)	(1,080,558)	(38,363,230)

62,156,498	116,068,152	59,326,480	97,689,710
$68,207,907	$62,156,498	$58,245,922	$59,326,480
$112,536	$1,114,598	$151,365	$1,604,827

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Increase from regulatory settlements
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2012 - A	$14.74	$0.12		$0.49	$0.61	$(0.47)	$0.10
2012 - B	14.48	0.06		0.50	0.56	(0.31)	0.10
2012 - C	13.82	0.07		0.45	0.52	(0.35)	0.10
2012 - Institutional	15.07	0.15		0.50	0.65	(0.54)	0.10
2012 - Service	14.85	0.12		0.48	0.60	(0.46)	0.10
2012 - IR	15.06	0.13		0.50	0.63	(0.55)	0.10

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2011 - A	16.81	0.42	(e)	(2.22)	(1.80)	(0.27)	—
2011 - B	16.46	0.28	(e)	(2.15)	(1.87)	(0.11)	—
2011 - C	15.79	0.29	(e)	(2.09)	(1.80)	(0.17)	—
2011 - Institutional	17.18	0.50	(e)	(2.27)	(1.77)	(0.34)	—
2011 - Service	16.92	0.42	(e)	(2.24)	(1.82)	(0.25)	—
2011 - IR	17.22	0.63	(e)	(2.45)	(1.82)	(0.34)	—
2010 - A	15.22	0.10		1.79	1.89	(0.30)	—
2010 - B	14.90	(0.01)		1.74	1.73	(0.17)	—
2010 - C	14.35	(0.02)		1.69	1.67	(0.23)	—
2010 - Institutional	15.55	0.16		1.82	1.98	(0.35)	—
2010 - Service	15.32	0.08		1.80	1.88	(0.28)	—
2010 - IR (Commenced August 31, 2010)	15.13	0.02		2.07	2.09	—	—
2009 - A	13.18	0.21		2.41	2.62	(0.75)	0.17
2009 - B	12.72	0.12		2.36	2.48	(0.47)	0.17
2009 - C	12.40	0.10		2.29	2.39	(0.61)	0.17
2009 - Institutional	13.50	0.26		2.48	2.74	(0.86)	0.17
2009 - Service	13.28	0.19		2.43	2.62	(0.75)	0.17

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	19.40	—	(f)	(6.22)	(6.22)	—	—
2008 - B	18.75	(0.02)		(6.01)	(6.03)	—	—
2008 - C	18.28	(0.02)		(5.86)	(5.88)	—	—
2008 - Institutional	19.87	0.01		(6.38)	(6.37)	—	—
2008 - Service	19.55	—	(f)	(6.27)	(6.27)	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	24.04	0.44	(g)	(4.89)	(4.45)	(0.28)	0.09
2008 - B	23.19	0.21	(g)	(4.71)	(4.50)	(0.03)	0.09
2008 - C	22.68	0.26	(g)	(4.63)	(4.37)	(0.12)	0.09
2008 - Institutional	24.61	0.58	(g)	(5.03)	(4.45)	(0.38)	0.09
2008 - Service	24.17	0.41	(g)	(4.93)	(4.52)	(0.19)	0.09
2007 - A	21.05	0.24		2.91	3.15	(0.16)	—
2007 - B	20.32	0.05		2.82	2.87	—	—
2007 - C	19.90	0.10		2.71	2.81	(0.03)	—
2007 - Institutional	21.53	0.34		2.97	3.31	(0.23)	—
2007 - Service	21.19	0.20		2.95	3.15	(0.17)	—

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investments at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Total return reflects the impact of payments for regulatory settlements entitled to be received during the period and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class B	Class C	Institutional	Service	Class IR
For the Six Months Ended April 30, 2012	4.54%	4.18%	4.11%	4.83%	4.55%	4.67%
For the Fiscal Year Ended October 31, 2009	21.64	20.44	20.79	21.99	21.50	N/A
For the Fiscal Year Ended August 31, 2008	(18.88)	(19.52)	(19.48)	(18.54)	(18.97)	N/A

(d)	Annualized.
(e)	Includes income recognized from a corporate action which amounted to $0.26 per share and 1.55% of average net assets.
(f)	Amount is less than $0.005 per share.
(g)	Includes income recognized from a corporate action which amounted to $0.23 per share and 0.98% of average net assets.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$14.98	5.17	%(c)	$98,698	1.48	%(d)	1.71	%(d)	1.70	%(d)	70%
14.83	4.82	(c)	978	2.23	(d)	2.46	(d)	0.92	(d)	70
14.09	4.78	(c)	14,693	2.23	(d)	2.46	(d)	0.97	(d)	70
15.28	5.45	(c)	23,879	1.08	(d)	1.31	(d)	2.08	(d)	70
15.09	5.18	(c)	287	1.58	(d)	1.81	(d)	1.60	(d)	70
15.24	5.29	(c)	17	1.23	(d)	1.46	(d)	1.82	(d)	70

14.74	(10.89)		118,977	1.53		1.67		2.55	(e)	135
14.48	(11.46)		1,225	2.28		2.42		1.70	(e)	135
13.82	(11.55)		15,883	2.28		2.42		1.86	(e)	135
15.07	(10.53)		28,105	1.13		1.27		2.94	(e)	135
14.85	(10.96)		300	1.63		1.77		2.51	(e)	135
15.06	(10.80)		3	1.28		1.42		3.87	(e)	135
16.81	12.48		162,231	1.54		1.61		0.66		182
16.46	11.69		1,944	2.29		2.36		(0.07)		182
15.79	11.72		20,031	2.29		2.36		(0.11)		182
17.18	12.95		36,693	1.14		1.21		1.05		182
16.92	12.37		354	1.64		1.71		0.54		182
17.22	13.81		1	1.29	(d)	1.36	(d)	0.08	(d)	182
15.22	22.88	(c)	165,054	1.54		1.65		1.65		129
14.90	21.81	(c)	2,893	2.29		2.40		0.93		129
14.35	21.84	(c)	18,510	2.29		2.40		0.80		129
15.55	23.28	(c)	30,009	1.14		1.25		1.95		129
15.32	22.69	(c)	493	1.64		1.75		1.51		129

13.18	(32.11)		187,435	1.54	(d)	1.72	(d)	0.02	(d)	21
12.72	(32.16)		3,686	2.29	(d)	2.47	(d)	(0.74	)(d)	21
12.40	(32.17)		14,057	2.29	(d)	2.47	(d)	(0.74	)(d)	21
13.50	(32.06)		40,837	1.14	(d)	1.32	(d)	0.54	(d)	21
13.28	(32.12)		518	1.64	(d)	1.82	(d)	(0.09	)(d)	21

19.40	(18.37	)(c)	297,558	1.54		1.55		(1.92	)(g)	178
18.75	(19.01	)(c)	6,424	2.29		2.30		0.96	(g)	178
18.28	(18.97	)(c)	21,480	2.29		2.30		1.18	(g)	178
19.87	(18.03	)(c)	107,197	1.14		1.15		2.46	(g)	178
19.55	(18.46	)(c)	755	1.64		1.65		1.79	(g)	178
24.04	15.03		400,976	1.55		1.55		1.02		97
23.19	14.12		12,534	2.30		2.30		0.22		97
22.68	14.12		29,244	2.30		2.30		0.43		97
24.61	15.45		124,229	1.15		1.15		1.40		97
24.17	14.90		1,386	1.65		1.65		0.84		97

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2012 - A	$14.06	$0.03		$1.07	$1.10	$(0.25)
2012 - B	13.74	(0.02)		1.06	1.04	(0.10)
2012 - C	13.54	(0.02)		1.04	1.02	(0.13)
2012 - Institutional	14.53	0.06		1.08	1.14	(0.32)
2012 - Service	13.98	0.03		1.04	1.07	(0.28)
2012 - IR	14.50	0.05		1.09	1.14	(0.29)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2011 - A	14.62	0.08	(d)	(0.39)	(0.31)	(0.25)
2011 - B	14.29	(0.04	)(d)	(0.38)	(0.42)	(0.13)
2011 - C	14.10	(0.03	)(d)	(0.38)	(0.41)	(0.15)
2011 - Institutional	15.06	0.15	(d)	(0.38)	(0.23)	(0.30)
2011 - Service	14.53	0.06	(d)	(0.38)	(0.32)	(0.23)
2011 - IR	15.09	0.18	(d)	(0.47)	(0.29)	(0.30)
2010 - A	12.27	0.04	(e)	2.74	2.78	(0.43)
2010 - B	12.01	(0.06	)(e)	2.69	2.63	(0.35)
2010 - C	11.85	(0.05	)(e)	2.64	2.59	(0.34)
2010 - Institutional	12.62	0.10	(e)	2.81	2.91	(0.47)
2010 - Service	12.20	0.03	(e)	2.72	2.75	(0.42)
2010 - IR (Commenced August 31, 2010)	12.90	0.02	(e)	2.17	2.19	—
2009 - A	9.48	0.10		3.25	3.35	(0.56)
2009 - B	9.12	0.02		3.20	3.22	(0.33)
2009 - C	9.06	0.01		3.17	3.18	(0.39)
2009 - Institutional	9.82	0.15		3.35	3.50	(0.70)
2009 - Service	9.42	0.09		3.24	3.33	(0.55)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	15.26	0.02		(5.80)	(5.78)	—
2008 - B	14.70	—	(f)	(5.58)	(5.58)	—
2008 - C	14.60	—	(f)	(5.54)	(5.54)	—
2008 - Institutional	15.81	0.03		(6.02)	(5.99)	—
2008 - Service	15.18	0.02		(5.78)	(5.76)	—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	21.18	0.16	(g)	(5.57)	(5.41)	(0.51)
2008 - B	20.41	0.03	(g)	(5.39)	(5.36)	(0.35)
2008 - C	20.27	0.03	(g)	(5.35)	(5.32)	(0.35)
2008 - Institutional	21.94	0.28	(g)	(5.78)	(5.50)	(0.63)
2008 - Service	21.10	0.16	(g)	(5.54)	(5.38)	(0.54)
2007 - A	18.16	—	(f)	3.21	3.21	(0.19)
2007 - B	17.47	(0.15)		3.09	2.94	—
2007 - C	17.40	(0.15)		3.08	2.93	(0.06)
2007 - Institutional	18.79	0.08		3.33	3.41	(0.26)
2007 - Service	18.13	(0.01)		3.18	3.17	(0.20)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investments at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Reflects income recognized from non-recurring special dividends which amounted to 0.03 per share and 0.16% of average net assets.
(e)	Reflects income recognized from non-recurring special dividends which amounted to 0.01 per share and 0.10% of average net assets.
(f)	Amount is less than $0.005 per share.
(g)	Reflects income recognized from a corporate action which amounted to $0.08 per share and 0.41% of average net assets.
(h)	Total return reflects the impact of payments for regulatory settlements. amounting to $0.01 per share, received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been (26.18)%, (26.77)%, (26.73)%, (25.89)% and (26.24)%, respectively.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$14.91	7.91%		$23,162	1.58	%(c)	2.25	%(c)	0.46	%(c)	50%
14.68	7.51		510	2.33	(c)	3.00	(c)	(0.33	)(c)	50
14.43	7.53		2,139	2.33	(c)	3.00	(c)	(0.32	)(c)	50
15.35	8.27		41,498	1.18	(c)	1.85	(c)	0.88	(c)	50
14.77	7.82		786	1.68	(c)	2.35	(c)	0.37	(c)	50
15.35	8.05		114	1.33	(c)	2.00	(c)	0.70	(c)	50

14.06	(1.97)		22,537	1.60		1.94		0.54	(d)	117
13.74	(2.71)		622	2.35		2.69		(0.25	)(d)	117
13.54	(2.68)		2,177	2.35		2.69		(0.23	)(d)	117
14.53	(1.59)		36,067	1.20		1.54		0.95	(d)	117
13.98	(2.05)		730	1.70		2.04		0.41	(d)	117
14.50	(1.72)		24	1.35		1.69		1.12	(d)	117
14.62	23.11		23,503	1.60		1.86		0.31	(e)	155
14.29	22.24		919	2.35		2.61		(0.45	)(e)	155
14.10	22.18		2,120	2.35		2.61		(0.43	)(e)	155
15.06	23.61		89,035	1.20		1.46		0.78	(e)	155
14.53	22.91		490	1.70		1.96		0.23	(e)	155
15.09	16.74		1	1.35	(c)	1.61	(c)	0.73	(c)(e)	155
12.27	37.78		22,952	1.60		2.08		0.93		161
12.01	36.79		1,015	2.35		2.83		0.18		161
11.85	36.79		1,924	2.35		2.83		0.12		161
12.62	38.50		68,199	1.20		1.68		1.45		161
12.20	37.85		414	1.70		2.18		0.86		161

9.48	(37.88)		21,650	1.60	(c)	2.39	(c)	0.99	(c)	24
9.12	(37.92)		986	2.35	(c)	3.14	(c)	0.23	(c)	24
9.06	(37.95)		2,239	2.35	(c)	3.14	(c)	0.22	(c)	24
9.82	(37.85)		28,581	1.20	(c)	1.99	(c)	1.43	(c)	24
9.42	(37.90)		294	1.70	(c)	2.49	(c)	0.87	(c)	24

15.26	(26.10	)(h)	39,376	1.64		1.78		0.85	(g)	117
14.70	(26.69	)(h)	1,862	2.39		2.53		0.14	(g)	117
14.60	(26.65	)(h)	3,950	2.39		2.53		0.18	(g)	117
15.81	(25.81	)(h)	55,901	1.24		1.38		1.42	(g)	117
15.18	(26.16	)(h)	454	1.74		1.88		0.84	(g)	117
21.18	17.73		105,435	1.65		1.77		(0.01)		88
20.41	16.83		4,566	2.40		2.52		(0.74)		88
20.27	16.85		8,681	2.40		2.52		(0.77)		88
21.94	18.23		99,069	1.25		1.37		0.39		88
21.10	17.56		1,215	1.75		1.87		(0.06)		88

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Increase from regulatory settlements
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2012 - A	$10.62	$0.09		$0.46	$0.55	$(0.37)	$—	$(0.37)	$—
2012 - B	9.51	0.05		0.42	0.47	(0.29)	—	(0.29)	—
2012 - C	9.64	0.05		0.42	0.47	(0.30)	—	(0.30)	—
2012 - Institutional	11.11	0.12		0.48	0.60	(0.43)	—	(0.43)	—
2012 - IR	10.70	0.11		0.46	0.57	(0.43)	—	(0.43)	—
2012 - R	10.57	0.08		0.48	0.56	(0.23)	—	(0.23)	—

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2011 - A	11.71	0.28	(d)	(1.25)	(0.97)	(0.12)	—	(0.12)	—
2011 - B	10.49	0.17	(d)	(1.12)	(0.95)	(0.03)	—	(0.03)	—
2011 - C	10.63	0.17	(d)	(1.12)	(0.95)	(0.04)	—	(0.04)	—
2011 - Institutional	12.24	0.25	(d)	(1.22)	(0.97)	(0.16)	—	(0.16)	—
2011 - IR	11.70	0.17	(d)	(1.06)	(0.89)	(0.11)	—	(0.11)	—
2011 - R	11.64	0.27	(d)	(1.26)	(0.99)	(0.08)	—	(0.08)	—
2010 - A	10.55	0.10		1.19	1.29	(0.13)	—	(0.13)	—
2010 - B	9.46	0.01		1.07	1.08	(0.05)	—	(0.05)	—
2010 - C	9.59	0.01		1.09	1.10	(0.06)	—	(0.06)	—
2010 - Institutional	11.02	0.10		1.28	1.38	(0.16)	—	(0.16)	—
2010 - IR	10.54	0.12		1.19	1.31	(0.15)	—	(0.15)	—
2010 - R	10.52	0.07		1.19	1.26	(0.14)	—	(0.14)	—
2009 - A	9.01	0.14		1.77	1.91	(0.38)	—	(0.38)	0.01
2009 - B	8.08	0.07		1.58	1.65	(0.28)	—	(0.28)	0.01
2009 - C	8.17	0.07		1.61	1.68	(0.27)	—	(0.27)	0.01
2009 - Institutional	9.42	0.19		1.84	2.03	(0.44)	—	(0.44)	0.01
2009 - IR	9.03	0.17		1.76	1.93	(0.43)	—	(0.43)	0.01
2009 - R	8.99	0.08		1.80	1.88	(0.36)	—	(0.36)	0.01
2008 - A	27.90	0.28	(f)	(9.45)	(9.17)	—	(9.74)	(9.74)	0.02
2008 - B	26.18	0.15	(f)	(8.53)	(8.38)	—	(9.74)	(9.74)	0.02
2008 - C	26.35	0.14	(f)	(8.60)	(8.46)	—	(9.74)	(9.74)	0.02
2008 - Institutional	28.64	0.40	(f)	(9.90)	(9.50)	—	(9.74)	(9.74)	0.02
2008 - IR (Commenced November 30, 2007)	26.87	0.29	(f)	(8.41)	(8.12)	—	(9.74)	(9.74)	0.02
2008 - R (Commenced November 30, 2007)	26.87	0.23	(f)	(8.39)	(8.16)	—	(9.74)	(9.74)	0.02
2007 - A	18.93	(0.02)		8.99	8.97	—	—	—	—
2007 - B	17.88	(0.15)		8.45	8.30	—	—	—	—
2007 - C	17.99	(0.15)		8.51	8.36	—	—	—	—
2007 - Institutional	19.34	0.06		9.24	9.30	—	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investments at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Includes income recognized from a corporate action which amounted to $0.14 per share and 1.22% of average net assets.
(e)	Total return reflects the impact of payments for regulatory settlements entitled to be received during the period and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class B	Class C	Institutional	Class IR	Class R
For the Fiscal Year Ended October 31, 2009	22.37%	21.40%	21.31%	22.76%	22.57%	22.02%
For the Fiscal Year Ended October 31, 2008	(49.92)	(50.39)	(50.31)	(50.09)	(47.93)	(48.16)

(f)	Includes income recognized from a corporate action which amounted to $0.08 per share and 0.56% of average net assets.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net expenses to average net assets (not including fees paid indirectly)		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of net investment income (loss) to average net assets (not including fees paid indirectly)		Portfolio turnover rate

$10.80	5.65%		$42,268	1.45	%(c)	1.45	%(c)	1.97	%(c)	1.80	%(c)	1.80	%(c)	68%
9.69	5.37		3,734	2.20	(c)	2.20	(c)	2.72	(c)	0.99	(c)	0.99	(c)	68
9.81	5.23		5,910	2.20	(c)	2.20	(c)	2.72	(c)	1.01	(c)	1.01	(c)	68
11.28	5.88		6,265	1.05	(c)	1.05	(c)	1.57	(c)	2.20	(c)	2.20	(c)	68
10.84	5.81		61	1.20	(c)	1.20	(c)	1.72	(c)	2.11	(c)	2.11	(c)	68
10.90	5.57		7	1.70	(c)	1.70	(c)	2.22	(c)	1.56	(c)	1.56	(c)	68

10.62	(8.40)		41,862	1.45		1.45		1.78		2.36	(d)	2.36	(d)	139
9.51	(9.08)		4,344	2.20		2.20		2.53		1.57	(d)	1.57	(d)	139
9.64	(9.00)		6,643	2.20		2.20		2.53		1.63	(d)	1.63	(d)	139
11.11	(8.04)		6,416	1.05		1.05		1.38		2.02	(d)	2.02	(d)	139
10.70	(7.69)		56	1.20		1.20		1.53		1.56	(d)	1.56	(d)	139
10.57	(8.61)		7	1.70		1.70		2.03		2.30	(d)	2.30	(d)	139
11.71	12.34		60,561	1.45		1.45		1.71		0.89		0.89		121
10.49	11.44		6,814	2.20		2.20		2.46		0.12		0.12		121
10.63	11.48		8,845	2.20		2.20		2.46		0.13		0.13		121
12.24	12.69		21,434	1.05		1.05		1.31		0.90		0.90		121
11.70	12.55		7	1.20		1.20		1.46		1.13		1.13		121
11.64	12.06		28	1.70		1.70		1.96		0.67		0.67		121
10.55	22.50	(e)	55,454	1.45		1.45		1.98		1.52		1.52		133
9.46	21.58	(e)	8,958	2.20		2.20		2.73		0.93		0.93		133
9.59	21.47	(e)	9,520	2.20		2.20		2.73		0.92		0.92		133
11.02	22.91	(e)	6,408	1.05		1.05		1.58		2.02		2.02		133
10.54	22.71	(e)	6	1.20		1.20		1.73		1.88		1.88		133
10.52	22.07	(e)	33	1.70		1.70		2.23		0.81		0.81		133
9.01	(49.64	)(e)	38,194	1.40		1.40		1.73		1.80	(f)	1.80	(f)	108
8.08	(50.09	)(e)	10,697	2.15		2.15		2.48		1.01	(f)	1.01	(f)	108
8.17	(50.00	)(e)	10,577	2.15		2.15		2.48		1.00	(f)	1.00	(f)	108
9.42	(49.45	)(e)	5,499	1.00		1.00		1.33		2.46	(f)	2.46	(f)	108
9.03	(47.70	)(e)	5	1.15	(c)	1.15	(c)	1.48	(c)	2.18	(c)(f)	2.18	(c)(f)	108
8.99	(47.93	)(e)	5	1.65	(c)	1.65	(c)	1.98	(c)	1.68	(c)(f)	1.68	(c)(f)	108
27.90	49.69		101,641	1.69		1.71		1.85		(0.09)		(0.11)		135
26.18	48.67		31,881	2.31		2.33		2.48		(0.69)		(0.71)		135
26.35	48.70		34,984	2.31		2.34		2.46		(0.72)		(0.74)		135
28.64	50.34		27,498	1.29		1.31		1.41		0.27		(0.25)		135

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements

April 30, 2012 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Concentrated International Equity and International Small Cap	A, B, C, Institutional, Service and IR	Diversified
Strategic International Equity	A, B, C, Institutional, IR and R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Such securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date.

Debt securities for which market quotations are readily available are valued on the basis of quotations supplied by dealers or furnished by an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value.

If quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include,

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

but are not limited to significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings. Significant events, which could also affect a single issuer, may include, but are not limited to corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades and bankruptcies.

B.  Investment Income and Investments — Investment income is comprised of interest income and dividend income, and is recorded net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date with realized gains and losses on sales calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within realized gain (loss) on foreign currency transactions.

F.  Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.

The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of April 30, 2012:

CONCENTRATED INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments	$—	$137,020,611	(a)	$—

INTERNATIONAL SMALL CAP

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments	$8,486,293	$56,280,731	(a)	$—

Derivative Type
Assets(b)
Futures Contracts	$13,543	$—		$—

STRATEGIC INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments	$2,439,917	$55,630,133	(a)	$—

(a)

To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

4. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and/or the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

During the six months ended April 30, 2012, the Funds entered into futures contracts. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The following table sets forth, by certain risk types, the gross value of these derivative contracts for trading activities as of April 30, 2012. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fund	Risk	Statements of Assets and Liabilities	Assets(a)
International Small Cap	Equity	Unrealized gain on futures variation margin	$13,543

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Concentrated International Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(657,896)	$(92,831)	49
International Small Cap	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	47,551	(3,098)	125
Strategic International Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(65,685)	(85,165)	20

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2012.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2012, contractual and effective net management fees with GSAMI were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate
Concentrated International Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	0.94	%*
International Small Cap	1.10	1.10	0.99	0.94	0.92	1.10	1.08	*
Strategic International Equity	0.85	0.77	0.73	0.72	0.71	0.85	0.85

*	GSAMI agreed to waive a portion of its management fee in order to achieve an effective net management rate shown above for the Concentrated International Equity and International Small Cap Funds, respectively, through February 28, 2013. Prior to such date GSAMI may not terminate the arrangement without the approval of the trustees.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C CDSC. During the six months ended April 30, 2012, Goldman Sachs advised that it retained the following approximate amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Concentrated International Equity	$900	$—	$200
International Small Cap	400	—	—
Strategic International Equity	700	—	—

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate as follows: 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Concentrated International Equity, International Small Cap and Strategic International Equity Funds are 0.104%, 0.064% and 0.164%, respectively. These Other Expense reimbursements will remain in place through February 28, 2013, and prior to such date GSAMI may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.

For the six months ended April 30, 2012, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

Fund	Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Concentrated International Equity	$44	$3	$119	$166
International Small Cap	6	1	203	210
Strategic International Equity	—	2	145	147

As of April 30, 2012, the amounts owed to affiliates of the Funds were as follows (in thousands):

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Concentrated International Equity	$107	$33	$19	$159
International Small Cap	59	7	6	72
Strategic International Equity	40	17	8	65

G.  Line of Credit Facility — As of April 30, 2012, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2012, the Funds did not have any borrowings under the facility. Effective May 8, 2012, the amount available through the facility increased to $630,000,000.

H.  Other Transactions with Affiliates — For the six months ended April 30, 2012, Goldman Sachs earned approximately $4,700, $2,900 and $1,300 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Concentrated International Equity, International Small Cap and Strategic International Equity Funds, respectively.

As of April 30, 2012, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of approximately 40% of the total outstanding shares of the International Small Cap Fund.

As of April 30, 2012, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 6% of the Class IR Shares of the Concentrated International Equity Fund, and approximately 12% and 100% of the Class IR and Class R Shares of the Strategic International Equity Fund, respectively.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2012, were as follows:

Fund	Purchases	Sales and Maturities
Concentrated International Equity	$100,185,873	$112,277,332
International Small Cap	30,777,190	30,958,054
Strategic International Equity	40,735,874	37,141,342

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2011, the Funds’ capital loss carryovers on a tax-basis were as follows:

	Concentrated International Equity	International Small Cap	Strategic International Equity
Capital loss carryovers:(1)
Expiring 2016	$(112,531,656)	$(16,365,954)	$(27,734,642)
Expiring 2017	(106,107,378)	(19,170,113)	(28,233,535)
Expiring 2019	(9,250,431)	—	—
Total capital loss carryovers	$(227,889,465)	$(35,536,067)	$(55,968,177)

(1)	Expiration occurs on October 31 of the year indicated.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

7. TAX INFORMATION (continued)

As of April 30, 2012, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Concentrated International Equity	International Small Cap	Strategic International Equity
Tax cost	$139,918,621	$63,689,590	$54,881,442
Gross unrealized gain	6,995,610	5,518,304	6,107,772
Gross unrealized loss	(9,893,620)	(4,440,870)	(2,919,164)
Net unrealized security gain (loss)	$(2,898,010)	$1,077,434	$3,188,608

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and differences related to the tax treatment of passive foreign investment company investments.

GSAMI has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Issuer Concentration Risk — The Concentrated International Equity Fund intends to invest in a relatively small number of issuers. As a result, it may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

8. OTHER RISKS (continued)

exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

New Accounting Pronouncement — In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective for interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. GSAMI is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Funds’ financial statements.

In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Amendments to Disclosures about Offsetting Assets and Liabilities Requirements in U.S. GAAP and IFRSs, was issued and is effective for interim periods and annual periods beginning on or after January 1, 2013. The amendments are the result of the work by FASB and the International Accounting Standards Board to develop common requirements for disclosing information about offsetting and related arrangements. GSAMI is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Funds’ financial statements.

Other Matters — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Funds currently rely on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAMI is currently evaluating the amendments and their impact, if any, on the Funds’ financial statements.

Regulatory Settlements — As of April 30, 2012, the Concentrated International Equity and International Small Cap Funds were entitled to receive payments of $1,002,638 and $21,131, respectively, relating to a regulatory settlement that the Funds were authorized to participate in. This settlement related to market timing of certain mutual funds, including the Funds, by certain third-parties that occurred from 1999 to January 2003. These payments have been included as an increase to Capital Transactions on the Statements of Changes in Net Assets.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Concentrated International Equity Fund

	For the Six Months Ended April 30, 2012 (Unaudited)		For the Fiscal Year Ended October 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	205,623	$3,695,032	1,010,403	$17,242,818
Shares converted from Class B(a)	4,982	71,169	5,473	89,222
Reinvestment of distributions	266,286	3,562,905	138,361	2,321,693
Shares redeemed	(1,960,020)	(27,905,925)	(2,735,631)	(45,533,895)
	(1,483,129)	(20,576,819)	(1,581,394)	(25,880,162)
Class B Shares
Shares sold	45	8,444	4,218	74,304
Shares converted to Class A(a)	(5,027)	(71,169)	(5,553)	(89,222)
Reinvestment of distributions	1,852	24,589	726	12,047
Shares redeemed	(15,498)	(218,849)	(32,853)	(534,465)
	(18,628)	(256,985)	(33,462)	(537,336)
Class C Shares
Shares sold	131,103	1,834,665	271,787	4,311,988
Reinvestment of distributions	29,969	378,213	12,648	200,327
Shares redeemed	(267,723)	(3,606,546)	(403,943)	(6,251,648)
	(106,651)	(1,393,668)	(119,508)	(1,739,333)
Institutional Shares
Shares sold	140,095	2,164,041	277,779	4,814,087
Reinvestment of distributions	68,565	933,856	34,400	588,267
Shares redeemed	(510,042)	(7,336,644)	(583,381)	(10,059,085)
	(301,382)	(4,238,747)	(271,202)	(4,656,731)
Service Shares
Shares sold	1,214	18,764	955	15,851
Reinvestment of distributions	119	1,605	50	839
Shares redeemed	(2,519)	(37,396)	(1,678)	(28,999)
	(1,186)	(17,027)	(673)	(12,309)
Class IR Shares
Shares sold	2,113	30,968	150	2,643
Reinvestment of distributions	94	1,281	1	23
Shares redeemed	(1,322)	(19,808)	—	—
	885	12,441	151	2,666
NET DECREASE	(1,910,091)	$(26,470,805)	(2,006,088)	$(32,823,205)

(a)

Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Small Cap Fund

	For the Six Months Ended April 30, 2012 (Unaudited)		For the Fiscal Year Ended October 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	182,406	$2,489,869	768,564	$11,738,997
Shares converted from Class B(a)	512	7,208	1,889	28,581
Reinvestment of distributions	27,182	350,377	25,507	386,439
Shares redeemed	(259,343)	(3,544,946)	(800,865)	(11,450,401)
	(49,243)	(697,492)	(4,905)	703,616
Class B Shares
Shares sold	82	1,372	3,571	53,874
Shares converted to Class A(a)	(519)	(7,208)	(1,925)	(28,581)
Reinvestment of distributions	310	3,950	529	7,888
Shares redeemed	(10,430)	(140,184)	(21,187)	(314,560)
	(10,557)	(142,070)	(19,012)	(281,379)
Class C Shares
Shares sold	8,511	118,514	67,956	1,012,517
Reinvestment of distributions	1,139	14,270	1,289	18,933
Shares redeemed	(22,147)	(299,494)	(58,851)	(827,350)
	(12,497)	(166,710)	10,394	204,100
Institutional Shares
Shares sold	347,495	5,018,635	2,104,546	33,214,090
Reinvestment of distributions	55,817	740,136	122,570	1,909,636
Shares redeemed	(183,370)	(2,619,438)	(5,655,650)	(90,486,272)
	219,942	3,139,333	(3,428,534)	(55,362,546)
Service Shares
Shares sold	—	—	53,217	832,541
Reinvestment of distributions	1,146	14,641	480	7,244
Shares redeemed	(167)	(2,112)	(35,224)	(540,736)
	979	12,529	18,473	299,049
Class IR Shares
Shares sold	7,566	107,144	18,231	289,453
Reinvestment of distributions	178	2,360	1	23
Shares redeemed	(1,973)	(29,929)	(16,655)	(238,427)
	5,771	79,575	1,577	51,049
NET INCREASE (DECREASE)	154,395	$2,225,165	(3,422,007)	$(54,386,111)

(a)

Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic International Equity Fund

	For the Six Months Ended April 30, 2012 (Unaudited)		For the Fiscal Year Ended October 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	583,745	$5,937,702	845,476	$10,036,302
Shares converted from Class B(a)	35,769	364,964	71,726	822,322
Reinvestment of distributions	139,238	1,338,080	46,660	551,982
Shares redeemed	(788,336)	(8,053,835)	(2,195,338)	(25,528,763)
	(29,584)	(413,089)	(1,231,476)	(14,118,157)
Class B Shares
Shares sold	2,763	23,922	16,740	182,407
Shares converted to Class A(a)	(39,820)	(364,964)	(79,714)	(822,322)
Reinvestment of distributions	15,121	130,647	1,797	19,173
Shares redeemed	(49,160)	(455,207)	(131,653)	(1,381,144)
	(71,096)	(665,602)	(192,830)	(2,001,886)
Class C Shares
Shares sold	24,433	228,299	86,896	937,844
Reinvestment of distributions	19,438	170,082	2,447	26,452
Shares redeemed	(130,856)	(1,241,232)	(231,943)	(2,487,746)
	(86,985)	(842,851)	(142,600)	(1,523,450)
Institutional Shares
Shares sold	14,722	159,326	76,728	977,830
Reinvestment of distributions	23,808	238,560	22,965	283,386
Shares redeemed	(60,650)	(642,189)	(1,272,833)	(15,876,778)
	(22,120)	(244,303)	(1,173,140)	(14,615,562)
Class IR Shares
Shares sold	484	5,200	12,822	147,583
Reinvestment of distributions	227	2,189	6	69
Shares redeemed	(269)	(2,629)	(8,228)	(95,618)
	442	4,760	4,600	52,034
Class R Shares
Shares sold	—	—	6	72
Reinvestment of distributions	15	142	16	183
Shares redeemed	—	—	(1,815)	(19,382)
	15	142	(1,793)	(19,127)
NET DECREASE	(209,328)	$(2,160,943)	(2,737,239)	$(32,226,148)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Fund Expenses — Six Month Period Ended April 30, 2012 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2011 through April 30, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fee or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Concentrated International Equity Fund				International Small Cap Fund				Strategic International Equity Fund
Share Class	Beginning Account Value 11/01/11	Ending Account Value 4/30/12		Expenses Paid for the 6 Months Ended 4/30/12	Beginning Account Value 11/01/11	Ending Account Value 4/30/12		Expenses Paid for the 6 Months Ended 4/30/12	Beginning Account Value 11/01/11	Ending Account Value 4/30/12		Expenses Paid for the 6 Months Ended 4/30/12
Class A
Actual	$1,000	$1,051.70		$7.55	$1,000	$1,079.10		$8.17	$1,000	$1,056.50		$7.41
Hypothetical 5% return	1,000	1,017.50	+	7.42	1,000	1,017.01	+	7.92	1,000	1,017.65	+	7.27
Class B
Actual	1,000	1,048.20		11.36	1,000	1,075.10		12.02	1,000	1,053.70		11.23
Hypothetical 5% return	1,000	1,013.77	+	11.17	1,000	1,013.28	+	11.66	1,000	1,013.92	+	11.02
Class C
Actual	1,000	1,047.80		11.35	1,000	1,075.30		12.02	1,000	1,052.30		11.23
Hypothetical 5% return	1,000	1,013.77	+	11.17	1,000	1,013.28	+	11.66	1,000	1,013.92	+	11.02
Institutional
Actual	1,000	1,054.50		5.52	1,000	1,082.70		6.11	1,000	1,058.80		5.37
Hypothetical 5% return	1,000	1,019.49	+	5.42	1,000	1,019.00	+	5.92	1,000	1,019.64	+	5.27
Service
Actual	1,000	1,051.80		8.06	1,000	1,078.20		8.68	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,017.01	+	7.92	1,000	1,016.51	+	8.42	N/A	N/A		N/A
Class IR
Actual	1,000	1,052.90		6.28	1,000	1,080.50		6.88	1,000	1,058.10		6.14
Hypothetical 5% return	1,000	1,018.75	+	6.17	1,000	1,018.25	+	6.67	1,000	1,018.90	+	6.02
Class R
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,055.70		8.69
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,016.41	+	8.52

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Concentrated International Equity	1.48%	2.23%	2.23%	1.08%	1.58%	1.23%	N/A
International Small Cap	1.58	2.33	2.33	1.18	1.68	1.33	N/A
Strategic International Equity	1.45	2.20	2.20	1.05	N/A	1.20	1.70%

+	Hypothetical expenses are based on each Fund's actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With $702.0 billion in assets under management as of March 31, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates. Additionally, GSAM ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market2

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	Ultra-Short Duration Govt. Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund

Structured Equity

■	Balanced Fund
■	Structured Small Cap Equity Fund
■	Structured U.S. Equity Fund
■	Structured Small Cap Growth Fund
■	Structured Large Cap Growth Fund
■	Structured Large Cap Value Fund
■	Structured Small Cap Value Fund
■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund
■	Structured International Small Cap Fund
■	Structured International Equity Fund
■	Structured Emerging Markets Equity Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	Brazil Equity Fund
■	China Equity Fund
■	Korea Equity Fund
■	India Equity Fund

Select Satellite3

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund

Total Portfolio Solutions3

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Income Strategies Portfolio
■	Satellite Strategies Portfolio
■	Retirement Strategies Portfolios
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]

Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions&Investments, June 2011.

[2]

An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[3]

Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial	Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of April 30, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2012 Goldman Sachs. All rights reserved. 75525.MF.MED.TMPL /6/2012 EQINTSAR12 / 15.2K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 26, 2012

By:	/s/ George F. Travers
George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	June 25, 2012